Schedule of Investments PIMCO Income Strategy Fund	April 30, 2019 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS AND UNITS, IF ANY)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 126.4% ¤

LOAN PARTICIPATIONS AND ASSIGNMENTS 7.4%

Advanz Pharma Corp. 7.984% (LIBOR03M + 5.500%) due 09/06/2024 ~	$2,443	$2,294
Altice France S.A. 6.473% (LIBOR03M + 4.000%) due 08/14/2026 ~	100	98
Avantor, Inc. 6.233% (LIBOR03M + 3.750%) due 11/21/2024 ~	47	47
Bausch Health Cos., Inc. 5.224% (LIBOR03M + 2.750%) due 11/27/2025 ~	57	57
CityCenter Holdings LLC 4.733% (LIBOR03M + 2.250%) due 04/18/2024 ~	120	120
Diamond Resorts Corp. 6.233% (LIBOR03M + 3.750%) due 09/02/2023 ~	187	178
Dubai World 1.750% (LIBOR03M + 2.000%) due 09/30/2022 ~	200	188
Envision Healthcare Corp. 6.233% (LIBOR03M + 3.750%) due 10/10/2025 ~	249	241
Financial & Risk U.S. Holdings, Inc. 6.233% (LIBOR03M + 3.750%) due 10/01/2025 ~	350	347
Forbes Energy Services LLC 5.000% - 9.000% (LIBOR03M + 5.000%) due 04/13/2021	233	234
Forest City Enterprises, L.P. 6.483% (LIBOR03M + 4.000%) due 12/07/2025 ~	100	101
FrontDoor, Inc. 5.000% (LIBOR03M + 2.500%) due 08/14/2025 «~	10	10
Frontier Communications Corp. 6.240% (LIBOR03M + 3.750%) due 06/15/2024 ~	295	289
iHeartCommunications, Inc. TBD% due 01/30/2020 (e)	9,237	6,878
IRB Holding Corp. 5.723% (LIBOR03M + 3.250%) due 02/05/2025 ~	408	408
McDermott Technology Americas, Inc. 7.483% (LIBOR03M + 5.000%) due 05/12/2025 ~	499	495
Messer Industrie GmbH 5.101% (LIBOR03M + 2.500%) due 03/01/2026 ~	50	50
MH Sub LLC 6.227% (LIBOR03M + 3.750%) due 09/13/2024 ~	59	59
Multi Color Corp. 4.483% (LIBOR03M + 2.000%) due 10/31/2024 ~	8	8
NCI Building Systems, Inc. 6.354% (LIBOR03M + 3.750%) due 04/12/2025 ~	20	20
Neiman Marcus Group Ltd. LLC 5.724% - 5.836% (LIBOR03M + 3.250%) due 10/25/2020 ~	3,078	2,861
Pacific Gas & Electric Co. 7.500% due 02/22/2049 ^«	100	95
Panther BF Aggregator LP TBD% due 04/30/2026«	30	30
PetSmart, Inc. 6.730% (LIBOR03M + 4.250%) due 03/11/2022 ~	40	38
Sequa Mezzanine Holdings LLC
7.776% (LIBOR03M + 5.000%) due 11/28/2021 ~	108	107
11.583% (LIBOR03M + 9.000%) due 04/28/2022 ~	40	39
Sprint Communications, Inc. 5.000% (LIBOR03M + 2.500%) due 02/02/2024 ~	784	762
Starfruit Finco BV 5.729% (LIBOR03M + 3.250%) due 10/01/2025 ~	100	100
Syniverse Holdings, Inc. 7.473% (LIBOR03M + 5.000%) due 03/09/2023 ~	1,882	1,793
Univision Communications, Inc. 5.233% (LIBOR03M + 2.750%) due 03/15/2024 ~	1,362	1,313
West Corp. 6.629% (LIBOR03M + 4.000%) due 10/10/2024 ~	26	25
Westmoreland Coal Co. TBD% due 03/15/2029 ^(e)	1,475	1,387
Westmoreland Mining Holdings LLC 10.861% (LIBOR03M + 8.250%) due 03/15/2022 «~	755	763
Total Loan Participations and Assignments (Cost $24,113)		21,435

CORPORATE BONDS & NOTES 58.2%

BANKING & FINANCE 25.1%

Ally Financial, Inc. 8.000% due 11/01/2031	537	689

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	April 30, 2019 (Unaudited)

Ambac LSNI LLC 7.592% due 02/12/2023 •		258	261
Ardonagh Midco PLC
8.375% due 07/15/2023	GBP	5,925	6,502
8.625% due 07/15/2023		$200	167
Athene Holding Ltd. 4.125% due 01/12/2028		24	23
Avolon Holdings Funding Ltd. 5.500% due 01/15/2023		73	77
AXA Equitable Holdings, Inc.
4.350% due 04/20/2028		23	24
5.000% due 04/20/2048		36	36
Banco Bilbao Vizcaya Argentaria S.A. 6.750% due 02/18/2020 •(i)(j)	EUR	1,000	1,161
Banco Santander S.A. 6.250% due 09/11/2021 •(i)(j)		200	235
Barclays Bank PLC 14.000% due 06/15/2019 •(i)	GBP	3,700	4,898
Barclays PLC
3.250% due 01/17/2033		100	124
6.500% due 09/15/2019 •(i)(j)	EUR	800	913
7.750% due 09/15/2023 •(i)(j)		$400	414
8.000% due 06/15/2024 •(i)(j)		200	211
Blackstone CQP Holdco LP
6.000% due 08/18/2021		400	400
6.500% due 03/20/2021		2,400	2,412
Brighthouse Holdings LLC 6.500% due 07/27/2037 Ø(i)		35	33
Brookfield Finance, Inc.
3.900% due 01/25/2028		42	41
4.700% due 09/20/2047 (m)		96	94
Cantor Fitzgerald LP
4.875% due 05/01/2024		15	15
6.500% due 06/17/2022 (m)		3,000	3,208
CBL & Associates LP 5.950% due 12/15/2026		1,054	746
Credit Suisse Group AG
7.500% due 07/17/2023 •(i)(j)		200	210
7.500% due 12/11/2023 •(i)(j)		3,540	3,800
Emerald Bay S.A. 0.000% due 10/08/2020 (g)	EUR	846	907
EPR Properties 4.750% due 12/15/2026		$1,500	1,547
Flagstar Bancorp, Inc. 6.125% due 07/15/2021		1,700	1,783
Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		127	131
6.750% due 03/15/2022		232	239
GLP Capital LP 5.250% due 06/01/2025		10	11
Greystar Real Estate Partners LLC 5.750% due 12/01/2025		25	25
GSPA Monetization Trust 6.422% due 10/09/2029		1,604	1,838
HSBC Bank PLC 6.330% due 05/23/2023		2,800	2,912
HSBC Holdings PLC
5.875% due 09/28/2026 •(i)(j)(m)	GBP	200	274
6.000% due 09/29/2023 •(i)(j)(m)	EUR	1,800	2,302
6.500% due 03/23/2028 •(i)(j)		$200	204
Hunt Cos., Inc. 6.250% due 02/15/2026		12	11
iStar, Inc.
4.625% due 09/15/2020		7	7
5.250% due 09/15/2022		8	8
Jefferies Finance LLC
6.875% due 04/15/2022		3,800	3,876
7.375% due 04/01/2020		915	917
7.500% due 04/15/2021		200	205
Kennedy-Wilson, Inc. 5.875% due 04/01/2024		32	32
Lloyds Bank PLC 12.000% due 12/16/2024 •(i)		300	362
Lloyds Banking Group PLC
7.500% due 09/27/2025 •(i)(j)		200	208
7.875% due 06/27/2029 •(i)(j)	GBP	2,200	3,242
Nationstar Mortgage LLC 6.500% due 07/01/2021		$346	347
Navient Corp.
5.625% due 08/01/2033		31	25
6.500% due 06/15/2022		38	40
Newmark Group, Inc. 6.125% due 11/15/2023		10	11
Oppenheimer Holdings, Inc. 6.750% due 07/01/2022		792	821

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	April 30, 2019 (Unaudited)

Provident Funding Associates LP 6.375% due 06/15/2025		13	12
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 •(i)(j)(m)		1,400	1,444
8.000% due 08/10/2025 •(i)(j)(m)		3,000	3,274
8.625% due 08/15/2021 •(i)(j)		1,000	1,078
Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(i)(j)	GBP	1,950	2,658
7.375% due 06/24/2022 •(i)(j)		1,800	2,501
Societe Generale S.A. 7.375% due 10/04/2023 •(i)(j)		$300	305
Spirit Realty LP 4.450% due 09/15/2026 (m)		700	696
Springleaf Finance Corp.
5.625% due 03/15/2023		600	625
6.875% due 03/15/2025		54	58
TP ICAP PLC 5.250% due 01/26/2024	GBP	2,023	2,716
UniCredit SpA 7.830% due 12/04/2023 (m)		$1,960	2,201
Unigel Luxembourg S.A. 10.500% due 01/22/2024		270	291
Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	1,669	2,421
6.542% due 03/30/2021		284	389
Voyager Aviation Holdings LLC 8.500% due 08/15/2021		$3,470	3,585
WeWork Cos., Inc. 7.875% due 05/01/2025		36	36
			73,269
INDUSTRIALS 23.6%

Adient U.S. LLC 7.000% due 05/15/2026 (c)		18	18
Air Canada Pass-Through Trust 3.700% due 07/15/2027		11	11
Altice Financing S.A.
6.625% due 02/15/2023		300	308
7.500% due 05/15/2026		1,500	1,526
Altice France S.A. 8.125% due 02/01/2027		500	524
Associated Materials LLC 9.000% due 01/01/2024		380	359
Baffinland Iron Mines Corp. 8.750% due 07/15/2026		600	608
Bausch Health Americas, Inc. 8.500% due 01/31/2027		18	20
Bombardier, Inc. 7.875% due 04/15/2027		102	103
Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022		2,767	2,843
9.250% due 02/15/2024		1,838	1,983
Cleveland-Cliffs, Inc. 4.875% due 01/15/2024		16	16
Co-operative Group Holdings Ltd. 7.500% due 07/08/2026 Ø	GBP	100	147
CommScope, Inc. 5.500% due 03/01/2024		$42	44
Community Health Systems, Inc.
5.125% due 08/01/2021 (m)		1,762	1,744
6.250% due 03/31/2023 (m)		3,728	3,644
8.000% due 03/15/2026		196	191
8.625% due 01/15/2024		439	447
Continental Airlines Pass-Through Trust 9.798% due 10/01/2022		301	315
DAE Funding LLC
5.250% due 11/15/2021		130	134
5.750% due 11/15/2023		130	136
Dell International LLC 6.020% due 06/15/2026 (m)		1,200	1,301
Diamond Resorts International, Inc.
7.750% due 09/01/2023		354	353
10.750% due 09/01/2024		1,200	1,134
DriveTime Automotive Group, Inc. 8.000% due 06/01/2021		800	816
EI Group PLC 6.875% due 02/15/2021	GBP	2,360	3,287
Entercom Media Corp. 6.500% due 05/01/2027		$15	15
Envision Healthcare Corp. 8.750% due 10/15/2026		1,105	1,044
Exela Intermediate LLC 10.000% due 07/15/2023		57	58
Ferroglobe PLC 9.375% due 03/01/2022		700	630

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	April 30, 2019 (Unaudited)

First Quantum Minerals Ltd.
6.500% due 03/01/2024		688	652
6.875% due 03/01/2026		758	709
7.000% due 02/15/2021		76	78
Ford Motor Co. 7.700% due 05/15/2097 (m)		7,435	8,327
Fresh Market, Inc. 9.750% due 05/01/2023		3,313	2,557
Full House Resorts, Inc. 8.575% due 01/31/2024 «		197	197
General Electric Co.
5.000% due 01/21/2021 •(i)		135	128
5.550% due 01/05/2026 (m)		145	157
6.150% due 08/07/2037		19	21
6.875% due 01/10/2039		15	18
HCA, Inc. 7.500% due 11/15/2095		1,050	1,081
Huntsman International LLC 4.500% due 05/01/2029		22	22
iHeartCommunications, Inc.
9.000% due 12/15/2019 ^		109	81
9.000% due 03/01/2021 ^		2	1
9.000% due 09/15/2022 ^		1,077	808
Intelsat Connect Finance S.A. 9.500% due 02/15/2023		39	36
Intelsat Jackson Holdings S.A.
8.000% due 02/15/2024		18	19
8.500% due 10/15/2024		242	240
9.750% due 07/15/2025		56	58
Intelsat Luxembourg S.A.
7.750% due 06/01/2021		5,282	4,939
8.125% due 06/01/2023		524	399
Kinder Morgan, Inc.
7.750% due 01/15/2032 (m)		800	1,051
7.800% due 08/01/2031 (m)		1,600	2,083
Mallinckrodt International Finance S.A. 5.500% due 04/15/2025		302	219
Melco Resorts Finance Ltd. 5.250% due 04/26/2026		600	599
Metinvest BV 8.500% due 04/23/2026		400	394
Micron Technology, Inc. 5.327% due 02/06/2029		74	76
Netflix, Inc.
3.875% due 11/15/2029	EUR	304	350
4.625% due 05/15/2029		100	122
5.375% due 11/15/2029		$50	51
New Albertson's LP 6.570% due 02/23/2028		2,800	2,128
Odebrecht Oil & Gas Finance Ltd.
0.000% due 05/30/2019 (g)(i)		191	2
0.000% due 05/31/2019 (g)(i)		259	3
Ortho-Clinical Diagnostics, Inc. 6.625% due 05/15/2022		165	163
Par Pharmaceutical, Inc. 7.500% due 04/01/2027		58	60
Park Aerospace Holdings Ltd.
4.500% due 03/15/2023		70	71
5.500% due 02/15/2024		14	15
Petroleos Mexicanos
4.750% due 02/26/2029	EUR	533	599
4.875% due 02/21/2028		1,756	2,022
6.500% due 03/13/2027		$2,560	2,599
6.750% due 09/21/2047		20	18
PetSmart, Inc. 5.875% due 06/01/2025		53	48
Platin GmbH 6.875% due 06/15/2023	EUR	200	223
Prime Security Services Borrower LLC 9.250% due 05/15/2023		$220	232
QVC, Inc. 5.950% due 03/15/2043		2,305	2,140
Radiate Holdco LLC 6.875% due 02/15/2023		30	30
Refinitiv U.S. Holdings, Inc. 4.500% due 05/15/2026	EUR	100	113
Rockpoint Gas Storage Canada Ltd. 7.000% due 03/31/2023		$4	4
Russian Railways via RZD Capital PLC 7.487% due 03/25/2031	GBP	700	1,114
Sands China Ltd.
5.125% due 08/08/2025		$200	211
5.400% due 08/08/2028		1,502	1,593
SoftBank Group Corp. 4.000% due 04/20/2023	EUR	1,900	2,297

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	April 30, 2019 (Unaudited)

Spanish Broadcasting System, Inc. 12.500% due 04/15/2049 ^(e)		$908	938
Spirit Issuer PLC 3.533% (BP0003M + 2.700%) due 12/28/2031 ~	GBP	500	641
Staples, Inc.
7.500% due 04/15/2026		$62	62
10.750% due 04/15/2027		30	31
T-Mobile USA, Inc. 4.750% due 02/01/2028		9	9
Teva Pharmaceutical Finance Netherlands BV 3.250% due 04/15/2022	EUR	200	233
Topaz Solar Farms LLC
4.875% due 09/30/2039		$62	62
5.750% due 09/30/2039		498	523
Transocean Pontus Ltd. 6.125% due 08/01/2025		66	68
Triumph Group, Inc.
4.875% due 04/01/2021		50	49
5.250% due 06/01/2022		10	10
Univision Communications, Inc.
5.125% due 05/15/2023		36	35
5.125% due 02/15/2025		250	236
Vale Overseas Ltd.
6.250% due 08/10/2026		71	78
6.875% due 11/21/2036		29	34
6.875% due 11/10/2039		24	28
ViaSat, Inc.
5.625% due 09/15/2025		44	44
5.625% due 04/15/2027		29	30
Virgin Media Secured Finance PLC 5.000% due 04/15/2027	GBP	200	266
VOC Escrow Ltd. 5.000% due 02/15/2028		$27	27
Wind Tre SpA
2.625% due 01/20/2023	EUR	100	110
2.750% due 01/20/2024 •		100	108
Wyndham Destinations, Inc.
3.900% due 03/01/2023		$34	34
4.250% due 03/01/2022		2	2
5.400% due 04/01/2024		4	4
5.750% due 04/01/2027		405	409
			68,988
UTILITIES 9.5%

AT&T, Inc. 4.900% due 08/15/2037		27	28
DTEK Finance PLC (10.750% Cash or 10.750% PIK) 10.750% due 12/31/2024 (d)		1,347	1,320
Frontier Communications Corp. 8.000% due 04/01/2027		52	54
Gazprom Neft OAO Via GPN Capital S.A. 6.000% due 11/27/2023 (m)		4,600	4,950
Northwestern Bell Telephone 7.750% due 05/01/2030		7,000	7,530
Odebrecht Drilling Norbe Ltd. 6.350% due 12/01/2021		58	57
Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK) 7.350% due 12/01/2026 (d)		133	85
Odebrecht Offshore Drilling Finance Ltd. 6.720% due 12/01/2022		660	632
Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK) 7.720% due 12/01/2026 (d)		2,576	663
Pacific Gas & Electric Co.
2.450% due 08/15/2022 ^(e)		323	304
2.950% due 03/01/2026 ^(e)		446	404
3.250% due 09/15/2021 ^(e)		119	112
3.250% due 06/15/2023 ^(e)		342	322
3.300% due 03/15/2027 ^(e)		324	296
3.300% due 12/01/2027 ^(e)		300	273
3.400% due 08/15/2024 ^(e)		218	205
3.500% due 10/01/2020 ^(e)		630	602
3.500% due 06/15/2025 ^(e)		365	343
3.750% due 02/15/2024 ^(e)		76	72
3.750% due 08/15/2042 ^(e)		10	9
3.850% due 11/15/2023 ^(e)		29	28
4.000% due 12/01/2046 ^(e)		4	4
4.250% due 05/15/2021 ^(e)		122	117
4.250% due 08/01/2023 ^(e)		552	535
4.300% due 03/15/2045 ^(e)		11	10
4.500% due 12/15/2041 ^(e)		10	9
4.600% due 06/15/2043 ^(e)		8	7
4.650% due 08/01/2028 ^(e)		515	501
4.750% due 02/15/2044 ^(e)		382	362
5.125% due 11/15/2043 ^(e)		637	613
5.400% due 01/15/2040 ^(e)		8	8

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	April 30, 2019 (Unaudited)

5.800% due 03/01/2037 ^(e)		1,614	1,638
6.050% due 03/01/2034 ^(e)		989	1,031
6.250% due 03/01/2039 ^(e)		299	309
6.350% due 02/15/2038 ^(e)		396	415
Petrobras Global Finance BV
5.750% due 02/01/2029		117	118
5.999% due 01/27/2028		45	46
6.625% due 01/16/2034	GBP	100	142
7.375% due 01/17/2027		$367	410
Rio Oil Finance Trust 9.250% due 07/06/2024		2,831	3,115
Southern California Edison Co.
3.650% due 03/01/2028		3	3
5.750% due 04/01/2035		4	5
6.000% due 01/15/2034		2	2
6.650% due 04/01/2029		10	11
Transocean Poseidon Ltd. 6.875% due 02/01/2027		54	58
			27,758
Total Corporate Bonds & Notes (Cost $166,243)			170,015

CONVERTIBLE BONDS & NOTES 0.8%

INDUSTRIALS 0.8%

Caesars Entertainment Corp. 5.000% due 10/01/2024 (f)		486	720
DISH Network Corp. 3.375% due 08/15/2026		1,600	1,472
Total Convertible Bonds & Notes (Cost $2,506)			2,192

MUNICIPAL BONDS & NOTES 5.7%

CALIFORNIA 0.8%

Riverside County, California Redevelopment Successor Agency Tax Allocation Bonds, Series 2010 7.500% due 10/01/2030		600	641
Stockton Public Financing Authority, California Revenue Bonds, (BABs), Series 2009 7.942% due 10/01/2038		1,600	1,635
			2,276
ILLINOIS 2.4%

Chicago, Illinois General Obligation Bonds, (BABs), Series 2010 7.517% due 01/01/2040		6,000	6,695
Chicago, Illinois General Obligation Bonds, Series 2014 6.314% due 01/01/2044		30	31
Chicago, Illinois General Obligation Bonds, Series 2017 7.045% due 01/01/2029		60	67
Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035		10	11
7.350% due 07/01/2035		10	11
Illinois State General Obligation Bonds, Series 2003 5.100% due 06/01/2033		120	118
			6,933
VIRGINIA 0.1%

Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007 6.706% due 06/01/2046		390	365

WEST VIRGINIA 2.4%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (g)		21,900	1,377
7.467% due 06/01/2047		5,790	5,747
			7,124
Total Municipal Bonds & Notes (Cost $15,187)			16,698

U.S. GOVERNMENT AGENCIES 3.2%

Fannie Mae
3.500% due 12/25/2032 (a)		524	59
4.000% due 11/25/2042 (a)		1,940	298
6.027% due 07/25/2029 •		420	451
7.496% due 12/25/2040 •		132	163
8.227% due 07/25/2029 •		570	678
Freddie Mac
0.000% due 02/25/2046 (b)(g)		3,139	2,776
0.100% due 02/25/2046 (a)		38,156	51
4.608% due 11/25/2055 «~		4,049	2,455
4.997% due 11/15/2040 •		222	247
10.027% due 12/25/2027 •		1,493	1,813

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	April 30, 2019 (Unaudited)

13.227% due 03/25/2025 •		290	393
Total U.S. Government Agencies (Cost $8,753)			9,384

NON-AGENCY MORTGAGE-BACKED SECURITIES 11.9%

Banc of America Alternative Loan Trust 6.000% due 01/25/2036 ^		41	40
Banc of America Funding Trust 6.000% due 08/25/2036^		944	913
BCAP LLC Trust
0.000% due 06/26/2036 ~		143	72
3.994% due 03/27/2036 ~		1,067	933
4.920% due 03/26/2037 Ø		378	416
Bear Stearns ALT-A Trust
2.797% due 06/25/2046^ •		1,656	1,800
3.996% due 11/25/2036 ^~		202	169
4.066% due 09/25/2047^ ~		2,761	2,232
4.236% due 09/25/2035 ^~		260	218
Bear Stearns Commercial Mortgage Securities Trust 5.919% due 04/12/2038 ~		100	101
Bear Stearns Mortgage Funding Trust 7.500% due 08/25/2036 Ø		404	385
CD Commercial Mortgage Trust
5.398% due 12/11/2049 ~		3	2
5.688% due 10/15/2048		3,429	2,005
Chase Mortgage Finance Trust
4.274% due 12/25/2035 ^~		4	4
6.000% due 02/25/2037 ^		448	321
6.000% due 07/25/2037 ^		316	242
6.250% due 10/25/2036^		890	680
Citicorp Mortgage Securities Trust 5.500% due 04/25/2037		57	57
Commercial Mortgage Loan Trust 6.238% due 12/10/2049 ~		859	561
Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^		1,170	949
6.000% due 08/25/2037 ^~		520	397
Countrywide Alternative Loan Trust
2.827% due 05/25/2037^ •		176	94
4.602% due 04/25/2036 ^~		591	552
5.500% due 03/25/2035		142	104
5.500% due 12/25/2035^		1,570	1,299
5.750% due 01/25/2035		141	143
6.000% due 02/25/2035		188	183
6.000% due 08/25/2036^ •		210	185
6.000% due 04/25/2037 ^		574	413
6.250% due 11/25/2036^		363	320
6.250% due 12/25/2036 ^•		894	658
6.500% due 08/25/2036 ^		242	150
Countrywide Home Loan Mortgage Pass-Through Trust
4.246% due 02/20/2035 ~		13	13
5.500% due 10/25/2035^		308	271
6.250% due 09/25/2036^		276	209
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust 4.436% due 06/25/2034 •		2,030	1,994
Epic Drummond Ltd. 0.000% due 01/25/2022 •	EUR	66	73
Eurosail PLC 4.843% due 06/13/2045 •	GBP	239	271
GS Mortgage Securities Trust 5.622% due 11/10/2039		$425	367
GSR Mortgage Loan Trust
5.500% due 05/25/2036 ^		37	56
6.000% due 02/25/2036 ^		1,900	1,452
HarborView Mortgage Loan Trust
3.207% due 01/19/2035 •		77	75
4.153% due 07/19/2035 ~		24	23
IndyMac Mortgage Loan Trust 6.500% due 07/25/2037 ^		1,659	974
JPMorgan Alternative Loan Trust
3.883% due 03/25/2037^~		709	685
4.334% due 03/25/2036 ^~		847	771
JPMorgan Chase Commercial Mortgage Securities Trust 5.623% due 05/12/2045		489	377
JPMorgan Mortgage Trust
4.322% due 01/25/2037 ^~		211	202
4.344% due 02/25/2036 ^~		181	152
LB-UBS Commercial Mortgage Trust
5.407% due 11/15/2038		391	287
5.562% due 02/15/2040 ~		179	109
Lehman XS Trust 2.697% due 06/25/2047 •		888	793
Merrill Lynch Mortgage Investors Trust 4.348% due 03/25/2036 ^~		926	674
Morgan Stanley Mortgage Loan Trust 5.962% due 06/25/2036 ~		2,570	1,088

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	April 30, 2019 (Unaudited)

Motel 6 Trust 9.399% due 08/15/2019 •		442	450
Residential Asset Securitization Trust
5.750% due 02/25/2036^		515	361
6.000% due 07/25/2037^		692	450
6.250% due 09/25/2037 ^		1,264	792
Residential Funding Mortgage Securities, Inc. Trust
5.187% due 08/25/2036^ ~		551	519
6.000% due 09/25/2036^		115	109
6.000% due 06/25/2037^		1,221	1,150
Structured Adjustable Rate Mortgage Loan Trust
4.188% due 07/25/2036 ^~		201	156
4.254% due 01/25/2036 ^~		724	544
4.283% due 11/25/2036 ^~		763	730
4.349% due 03/25/2037 ^~		286	230
SunTrust Adjustable Rate Mortgage Loan Trust
4.700% due 02/25/2037 ^~		122	116
4.711% due 04/25/2037 ^~		646	547
WaMu Mortgage Pass-Through Certificates Trust
2.625% due 12/25/2046 •		299	299
3.841% due 10/25/2036 ^~		408	375
3.866% due 02/25/2037 ^~		272	261
Wells Fargo Mortgage-Backed Securities Trust
5.178% due 07/25/2036^ ~		107	108
5.750% due 03/25/2037^		104	101
6.000% due 06/25/2037^		54	55
Total Non-Agency Mortgage-Backed Securities (Cost $31,979)			34,867

ASSET-BACKED SECURITIES 25.6%

Adagio CLO DAC 0.000% due 04/30/2031 ~	EUR	1,750	1,549
Airspeed Ltd. 2.743% due 06/15/2032 •		$153	151
Apidos CLO 0.000% due 01/20/2031 ~		2,200	1,868
Argent Securities Trust 2.667% due 03/25/2036 •		7,279	4,615
Asset-Backed Funding Certificates Trust 2.627% due 10/25/2036 •		4,852	4,612
Avoca CLO DAC 0.000% due 07/15/2032 ~(c)	EUR	1,070	1,100
Bear Stearns Asset-Backed Securities Trust 6.500% due 10/25/2036^		$216	163
Belle Haven ABS CDO Ltd. 2.848% due 07/05/2046 •		85,896	189
BlueMountain CLO Ltd. 8.047% due 04/13/2027 •		1,000	996
Chrysler Capital Auto Receivables Trust 0.000% due 01/16/2023 «(g)		3	1,588
CIFC Funding Ltd.
0.000% due 04/24/2030 ~		1,200	660
0.000% due 10/22/2031 ~		1,000	535
Citigroup Mortgage Loan Trust
2.627% due 12/25/2036 •		3,581	1,878
2.637% due 12/25/2036 •		1,837	1,249
Countrywide Asset-Backed Certificates
2.617% due 06/25/2047 ^•		695	628
2.677% due 06/25/2047 •		4,583	4,082
Flagship Credit Auto Trust 0.000% due 05/15/2025 «(g)		4	671
Grosvenor Place CLO BV 0.000% due 04/30/2029 ~	EUR	250	181
GSAMP Trust
2.737% due 02/25/2046 •		$3,495	3,363
3.452% due 03/25/2035^ •		5,941	5,214
JPMorgan Mortgage Acquisition Trust 2.797% due 04/25/2036 •		6,000	5,618
Lehman XS Trust 6.290% due 06/24/2046 Ø		1,557	1,542
Marlette Funding Trust 0.000% due 07/16/2029 «(c)(g)		6	2,798
Merrill Lynch Mortgage Investors Trust 2.637% due 04/25/2037 •		259	155
Morgan Stanley Mortgage Loan Trust
2.597% due 04/25/2037 •		3,361	1,567
6.250% due 02/25/2037 ^~		327	221
Residential Asset Mortgage Products Trust 2.757% due 09/25/2036 •		250	240
Residential Asset Securities Corp. Trust 3.182% due 09/25/2035 •		13,627	13,281
Securitized Asset-Backed Receivables LLC Trust 2.617% due 05/25/2036 •		5,347	3,404
SLM Student Loan EDC Repackaging Trust 0.000% due 10/28/2029 «(g)		1	1,199

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	April 30, 2019 (Unaudited)

SLM Student Loan Trust 0.000% due 01/25/2042 «(g)		2	1,321
SoFi Consumer Loan Program LLC 0.000% due 11/25/2026 «(g)		22	1,519
SoFi Professional Loan Program LLC
0.000% due 05/25/2040 (g)		2,100	964
0.000% due 09/25/2040 (g)		846	519
South Coast Funding Ltd. 3.297% due 08/10/2038 •		5,745	1,122
Symphony CLO Ltd. 7.197% due 07/14/2026 •		1,000	947
Taberna Preferred Funding Ltd.
3.113% due 08/05/2036 •		170	154
3.113% due 08/05/2036 ^•		3,183	2,897
Total Asset-Backed Securities (Cost $71,897)			74,760

SOVEREIGN ISSUES 5.2%

Argentina Government International Bond
3.375% due 01/15/2023	EUR	100	82
3.380% due 12/31/2038 Ø		1,734	1,015
5.250% due 01/15/2028		100	75
6.250% due 11/09/2047		100	74
7.820% due 12/31/2033		5,220	4,407
40.244% (BADLARPP) due 10/04/2022 ~	ARS	28	1
48.175% (BADLARPP + 3.250%) due 03/01/2020 ~		700	15
50.249% (BADLARPP + 2.000%) due 04/03/2022 ~(a)		30,292	577
70.354% due 06/21/2020 ~(a)		42,495	961
Autonomous City of Buenos Aires Argentina 0.000% due 03/29/2024 •		45,317	774
Autonomous Community of Catalonia 4.900% due 09/15/2021	EUR	700	849
Kazakhstan Government International Bond 2.375% due 11/09/2028		100	117
Peru Government International Bond
5.700% due 08/12/2024	PEN	35	11
5.940% due 02/12/2029		1,207	386
6.350% due 08/12/2028		2,709	893
6.950% due 08/12/2031		122	42
8.200% due 08/12/2026		207	75
Provincia de Buenos Aires 0.000% due 04/12/2025 ~	ARS	163,960	2,727
Turkey Government International Bond
4.625% due 03/31/2025	EUR	800	867
5.200% due 02/16/2026		300	329
7.625% due 04/26/2029 (m)		$900	878
Venezuela Government International Bond
6.000% due 12/09/2020 ^(e)		120	35
8.250% due 10/13/2024 ^(e)		12	4
9.250% due 09/15/2027 ^(e)		151	48
Total Sovereign Issues (Cost $20,503)			15,242
		SHARES

COMMON STOCKS 1.1%

CONSUMER DISCRETIONARY 0.7%

Caesars Entertainment Corp.		227,344	2,128

ENERGY 0.0%

Forbes Energy Services Ltd. (f)(k)		13,350	40

FINANCIALS 0.2%

Ardonagh Group Ltd. «(k)		383,023	587

INDUSTRIALS 0.2%

Westmoreland Mining Holdings LLC «		25,438	394
Total Common Stocks (Cost $4,367)			3,149

WARRANTS 0.1%

INDUSTRIALS 0.1%

Sequa Corp. - Exp. 04/28/2024 «		394,000	386

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	April 30, 2019 (Unaudited)

Total Warrants (Cost $0)		386

PREFERRED SECURITIES 4.2%

BANKING & FINANCE 1.1%

Nationwide Building Society 10.250% ~	16,350	3,187

INDUSTRIALS 3.1%

Sequa Corp. 9.000% «	8,660	9,084
Total Preferred Securities (Cost $10,482)		12,271

REAL ESTATE INVESTMENT TRUSTS 1.6%

REAL ESTATE 1.6%

VICI Properties, Inc.	202,347	4,613
Total Real Estate Investment Trusts (Cost $2,691)		4,613

SHORT-TERM INSTRUMENTS 1.4%

REPURCHASE AGREEMENTS (l) 1.4%		4,129

	PRINCIPAL AMOUNT (000s)
U.S. TREASURY BILLS 0.0%
2.426% due 07/05/2019 (g)(h)(p)	65	65
Total Short-Term Instruments (Cost $4,194)		4,194
Total Investments in Securities (Cost $362,915)		369,206
Total Investments 126.4% (Cost $362,915)		$369,206
Financial Derivative Instruments (n)(o) 0.3%(Cost or Premiums, net $5,489)		911
Auction Rate Preferred Shares (17.6)%		(51,275)
Other Assets and Liabilities, net (9.1)%		(26,779)
Net Assets Applicable to Common Shareholders 100.0%		$292,063

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	April 30, 2019 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤	The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~	Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.
•	Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.
Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Security did not produce income within the last twelve months.
(f)	Security is not accruing income as of the date of this report.
(g)	Zero coupon security.
(h)	Coupon represents a yield to maturity.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)	Contingent convertible security.
(k)	RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
Ardonagh Group Ltd.	04/02/2015 - 07/20/2017	$513	$587	0.20%
Forbes Energy Services Ltd.	10/09/2014 - 11/18/2016	532	40	0.01
		$1,045	$627	0.21%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(l)     REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	04/30/2019	05/01/2019	$829	U.S. Treasury Notes 2.750% due 11/30/2020	$(850)	$829	$829
SAL	2.820	04/30/2019	05/01/2019	3,300	U.S. Treasury Notes 2.875% due 10/31/2023	(3,374)	3,300	3,300
Total Repurchase Agreements						$(4,224)	$4,129	$4,129

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BCY	1.650%	04/30/2019	TBD(3)		$(634)	$(634)
CIW	2.780	04/05/2019	05/03/2019		(2,770)	(2,776)
	2.780	04/12/2019	05/10/2019		(234)	(234)
FOB	2.750	04/08/2019	05/08/2019		(2,073)	(2,077)
JML	(0.320)	03/04/2019	06/04/2019	EUR	(1,796)	(2,014)
	0.950	03/04/2019	06/04/2019	GBP	(180)	(234)
	3.050	12/21/2018	TBD(3)		$(3,827)	(3,869)
MEI	2.900	04/18/2019	05/17/2019		(752)	(753)
NOM	3.000	04/22/2019	05/22/2019		(3,113)	(3,115)
RDR	2.700	04/15/2019	05/16/2019		(3,099)	(3,103)
	2.890	02/19/2019	05/20/2019		(1,203)	(1,210)
UBS	2.800	03/11/2019	06/11/2019		(4,261)	(4,278)
	2.860	03/05/2019	06/05/2019		(3,943)	(3,961)

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	April 30, 2019 (Unaudited)

	3.150	03/04/2019	06/04/2019	(1,236)	(1,242)
	3.230	02/14/2019	05/14/2019	(2,700)	(2,718)
Total Reverse Repurchase Agreements					$(32,218)

(m)	Securities with an aggregate market value of $36,404 have been pledged as collateral under the terms of master agreements as of April 30, 2019.
(1)	Includes accrued interest.
(2)	The average amount of borrowings outstanding during the period ended April 30, 2019 was $(30,389) at a weighted average interest rate of 2.646%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.
(3)	Open maturity reverse repurchase agreement.
(n)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

									Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at April 30, 2019(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Asset	Liability
Frontier Communications Corp.	5.000%	Quarterly	06/20/2020	17.553%	$2,900	$(95)	$(243)	$(338)	$4	$0
General Electric Co.	1.000	Quarterly	12/20/2023	0.821	300	(16)	19	3	1	0
						$(111)	$(224)	$(335)	$5	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

								Variation Margin
Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Asset	Liability
CDX.HY-32 5-Year Index	5.000%	Quarterly	06/20/2024	$1,800	$116	$31	$147	$1	$0

INTEREST RATE SWAPS

										Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability
Pay	3-Month USD-LIBOR	2.750%	Semi-Annual	06/17/2025		$43,420	$2,555	$(1,300)	$1,255	$70	$0
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026		15,300	723	(801)	(78)	29	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		28,100	200	57	257	64	0
Pay(5)	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		31,200	664	685	1,349	76	0
Pay	3-Month USD-LIBOR	3.500	Semi-Annual	06/19/2044		83,100	(2,711)	15,710	12,999	486	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		116,300	4,453	378	4,831	0	(635)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2048		5,000	0	(324)	(324)	0	(29)
Pay	6-Month AUD-BBR-BBSW	3.000	Semi-Annual	12/17/2019	AUD	6,200	89	(40)	49	0	0
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025		3,900	97	201	298	0	(1)
Receive(5)	6-Month EUR-EURIBOR	1.000	Annual	06/19/2029	EUR	1,200	(3)	(59)	(62)	3	0
Receive(5)	6-Month EUR-EURIBOR	0.750	Annual	09/18/2029		5,800	(51)	(57)	(108)	15	0
Receive(5)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2029	GBP	17,800	(126)	(111)	(237)	96	0
							$5,890	$14,339	$20,229	$839	$(665)
Total Swap Agreements							$5,895	$14,146	$20,041	$845	$(665)

Cash of $5,888 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of April 30, 2019.
(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices' credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(5)	This instrument has a forward starting effective date.

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	April 30, 2019 (Unaudited)

(o)    FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received	Asset	Liability
BOA	05/2019	EUR	18,737		$21,143	$127	$0
BPS	05/2019	ARS	8,896		192	0	(7)
	06/2019		$77	ARS	3,741	1	0
	07/2019		253		12,361	0	(9)
BRC	05/2019		2,808	MXN	53,659	17	0
CBK	05/2019	AUD	117		$83	1	0
	05/2019	EUR	420		476	4	0
	05/2019	RUB	188,222		2,898	0	(8)
	05/2019		$590	EUR	528	3	(1)
	05/2019		36,357	GBP	28,154	359	(1)
	06/2019	GBP	27,890		$36,072	0	(360)
	08/2019		$2,861	RUB	188,222	9	0
GLM	05/2019	ARS	40,018		$873	0	(20)
	05/2019	EUR	628		699	0	(6)
	05/2019		$419	EUR	370	0	(4)
	06/2019		16	ARS	774	0	0
	07/2019	PEN	1,505		$455	1	0
HUS	05/2019	ARS	86,315		1,893	0	(28)
	05/2019		$1,480	ARS	67,324	1	(16)
JPM	05/2019	EUR	1,219		$1,375	8	0
	05/2019		$1,137	EUR	1,007	0	(7)
	05/2019		752	GBP	572	0	(6)
MSB	05/2019	ARS	67,570		$1,592	79	0
	05/2019	BRL	340		86	0	(1)
	05/2019		$86	BRL	340	1	0
SCX	05/2019	EUR	515		$580	2	0
	05/2019	GBP	28,502		37,791	622	0
SOG	05/2019		$2,834	RUB	188,222	72	0
SSB	05/2019	GBP	224		$293	1	0
UAG	05/2019		$22,282	EUR	19,991	140	0
	06/2019	EUR	19,991		$22,343	0	(141)
Total Forward Foreign Currency Contracts						$1,448	$(615)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

									Swap Agreements, at Value
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at April 30, 2019(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BPS	Petrobras Global Finance BV	1.000%	Quarterly	12/20/2024	2.091%	$500	$(98)	$71	$0	$(27)
GST	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	2.091	700	(139)	101	0	(38)
HUS	Petrobras Global Finance BV	1.000	Quarterly	09/20/2020	0.579	20	(3)	3	0	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	2.091	800	(166)	122	0	(44)
							$(406)	$297	$0	$(109)

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

										Swap Agreements, at Value
Counterparty	Pay/Receive(4)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
GST	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR	Maturity	06/20/2019	$100	$0	$7	$7	$0
Total Swap Agreements								$(406)	$304	$7	$(109)

(p)	Securities with an aggregate market value of $65 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of April 30, 2019.
(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	April 30, 2019 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019 in valuing the Fund's assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 04/30/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$20,537	$898	$21,435
Corporate Bonds & Notes
Banking & Finance	0	73,269	0	73,269
Industrials	0	68,791	197	68,988
Utilities	0	27,758	0	27,758
Convertible Bonds & Notes
Industrials	0	2,192	0	2,192
Municipal Bonds & Notes
California	0	2,276	0	2,276
Illinois	0	6,933	0	6,933
Virginia	0	365	0	365
West Virginia	0	7,124	0	7,124
U.S. Government Agencies	0	6,929	2,455	9,384
Non-Agency Mortgage-Backed Securities	0	34,867	0	34,867
Asset-Backed Securities	0	65,664	9,096	74,760
Sovereign Issues	0	15,242	0	15,242
Common Stocks
Consumer Discretionary	2,128	0	0	2,128
Energy	0	40	0	40
Financials	0	0	587	587
Industrials	0	0	394	394
Warrants
Industrials	0	0	386	386
Preferred Securities
Banking & Finance	0	3,187	0	3,187
Industrials	0	0	9,084	9,084
Real Estate Investment Trusts
Real Estate	4,613	0	0	4,613
Loan Participations and Assignments	0	0	0	0
Short-Term Instruments
Repurchase Agreements	0	4,129	0	4,129
U.S. Treasury Bills	0	65	0	65

	$6,741	$339,368	$23,097	$369,206

Total Investments	$6,741	$339,368	$23,097	$369,206
Short Sales, at Value - Liabilities

Loan Participations and Assignments	$0	$0	$0	$0

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	845	0	845
Over the counter	0	1,455	0	1,455
	$0	$2,300	$0	$2,300
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(665)	0	(665)
Over the counter	0	(724)	0	(724)
	$0	$(1,389)	$0	$(1,389)

Total Financial Derivative Instruments	$0	$911	$0	$911

Totals	$6,741	$340,279	$23,097	$370,117

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended April 30, 2019:

Category and Subcategory	Beginning Balance at 07/31/2018	Net Purchases	Net Sales/Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 04/30/2019	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 04/30/2019(1)
Investments in Securities, at Value
Loan Participations and Assignments	$200	$885	$(52)	$0	$2	$9	$0	$(146)	$898	$12
Corporate Bonds & Notes
Industrials	422	0	(2)	1	0	(1)	0	(223)	197	4
U.S. Government Agencies	2,454	0	(32)	42	12	(21)	0	0	2,455	(22)
Asset-Backed Securities	4,601	6,863	0	34	0	(919)	0	(1,483)	9,096	(645)
Common Stocks

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	April 30, 2019 (Unaudited)

Financials	603	0	0	0	0	(16)	0	0	587	(16)
Industrials	0	394	0	0	0	0	0	0	394	0
Warrants
Industrials	99	0	0	0	0	287	0	0	386	287
Preferred Securities
Industrials	7,351	380	0	0	0	1,353	0	0	9,084	1,353
Totals	$15,730	$8,522	$(86)	$77	$14	$692	$0	$(1,852)	$23,097	$973

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 04/30/2019	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$898	Third Party Vendor	Broker Quote		95.000 - 101.000
Corporate Bonds & Notes
Industrials	197	Reference Instrument	Yield		9.495
U.S. Government Agencies	2,455	Proxy Pricing	Base Price		60.540
Asset-Backed Securities	9,096	Proxy Pricing	Base Price		6,900.000 - 87,702.660
Common Stocks
Financials	587	Fundamental Valuation	Company Equity Value	GBP	861,000,000.000
Industrials	394	Indicative Market Quotation	Broker Quote		$15.500
Warrants
Industrials	386	Other Valuation Techniques(2)	—		—
Preferred Securities
Industrials	9,084	Fundamental Valuation	Company Equity Value		$721,549,176.530
Total	$23,097

(1)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at April 30, 2019 may be due to an investment no longer held or categorized as Level 3 at period end.
(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund’s shares is determined by dividing the total value of portfolio investments and other assets attributable to that Fund less any liabilities by the total number of shares outstanding of the Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) relating to the non-U.S security being fair valued between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithm formulas based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Fundamental analysis valuation estimates fair value by using an internal model that utilizes financial statements of the non-public underlying company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund’s tax positions for all open tax years. As of April 30, 2019, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Glossary: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	GLM	Goldman Sachs Bank USA	RDR	RBC Capital Markets LLC
BOA	Bank of America N.A.	GST	Goldman Sachs International	SAL	Citigroup Global Markets, Inc.
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	JML	JP Morgan Securities Plc	SOG	Societe Generale Paris
CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
CIW	CIBC World Markets Corp.	MEI	Merrill Lynch International	UAG	UBS AG Stamford
FICC	Fixed Income Clearing Corporation	MSB	Morgan Stanley Bank, N.A	UBS	UBS Securities LLC
FOB	Credit Suisse Securities (USA) LLC	NOM	Nomura Securities International Inc.

Currency Abbreviations:
ARS	Argentine Peso	EUR	Euro	PEN	Peruvian New Sol
AUD	Australian Dollar	GBP	British Pound	RUB	Russian Ruble
BRL	Brazilian Real	MXN	Mexican Peso	USD (or $)	United States Dollar

Index/Spread Abbreviations:
BADLARPP	Argentina Badlar Floating Rate Notes	CDX.HY	Credit Derivatives Index - High Yield	LIBOR03M	3 Month USD-LIBOR
BP0003M	3 Month GBP-LIBOR

Other Abbreviations:
ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	PIK	Payment-in-Kind
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	TBA	To-Be-Announced
BABs	Build America Bonds	DAC	Designated Activity Company	TBD	To-Be-Determined
BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding
BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate